                         FIRST CAROLINA INVESTORS, INC.

                                      2001
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES

Description of Business

First Carolina Investors (the Company) was organized
December 2, 1971. The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

FORM N-SAR

A copy of the Company's December 31, 2001 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to shareholders upon written request directed to the Secretary, First Carolina Investors, Inc., P.O. Box 33607, Charlotte, NC 28233

Table of Contents

Management's Discussion and Analysis
  of Financial Conditions and Results
  of Operations......................    1
Management's Report..................    3
Independent Auditors' Report.........    4
Consolidated Financial Statements....    5
Notes to Consolidated Financial
  Statements.........................    9
Financial Highlights.................   16

Quarterly Stock Prices (Boston Stock Exchange) and Dividends Paid Per Share
--------------------------------------------------------------------------------

                                      2001
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $78.00            80.00             81.00            82.15
Low Bid                                  $72.00            77.50             78.00            65.00
Cash Dividends                           $  .50              .50               .50              .50

--------------------------------------------------------------------------------

                                      2000
--------------------------------------------------------------------------------

           Quarter                       First             Second            Third            Fourth
High Bid                                 $65.00            63.00             67.00            74.00
Low Bid                                  $62.00            61.00             62.00            67.00
Cash Dividends                           $ 0.25             0.25              0.50             1.00

--------------------------------------------------------------------------------

There were approximately 386 record holders of Shares of Common Stock at January 2, 2002.

This stock is not actively traded.

Management's Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Carolina Investors, Inc. (the Company) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the state of Delaware.

From the inception of operations through December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of the Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

2001 OPERATIONS COMPARED TO 2000

The net asset value of the Company increased by $6,356,294 or $5.57 per share during 2001 as compared to an increase of $21,109,084 or $20.56 per share during 2000. During 2001 the Company increased its investments in corporate bonds and private investments. During 2000 the value of the Company's investment in M & T Bank Corporation, the Company's largest security holding, reflected a 10 for 1 stock split. At the end of 2001 the value of the Company's investment in M & T Bank Corporation was $36,425,000 compared to $68,000,000 at the end of 2000.

During 2001 the Company reported the sale of 500,000 shares of M & T Bank Corporation resulting in an after tax realized gain of $19,400,000. During 2001 the Company made two new investments in excess of $1,000,000 each. The Company purchased 1,087,900 shares of Amcast Industrial Corporation at an average cost of $8.76. The firm is located in Dayton, Ohio. Amcast Industrial Corporation manufactures technology-intensive metal products, serving the automotive, construction and industrial sectors of the economy. The Company also purchased 100,000 preferred shares of Coast Bank of Florida at a cost of $11.00 per share. Coast Bank of Florida is a community bank engaged in retail and commercial banking and is based in Bradenton, Florida.

Investment income, net was $2,344,860 for 2001 as compared to $2,390,297 for 2000. The net gain realized on investments in other companies, net of income taxes, was $21,538,618 in 2001 versus $11,161,181 in 2000. The decrease in net unrealized appreciation of investments was $(18,750,313) in 2001 as compared to an increase of $6,959,371 in 2000. These components combined to produce a net increase in net assets resulting from operations of $6,356,294 in 2001 compared to an increase of $21,109,084 in 2000.

At year end net asset value per share was $101.05 in 2001 and $95.48 in 2000.

Dividend income decreased during 2001 as compared to 2000. The sale of 500,000 shares of M & T Bank Corporation was the primary reason for the decrease in dividend income. For additional information, including a detailed list of dividends paid see Note 2 of Notes To Consolidated Financial Statements. At the end of 2001 eight of the Company's investees did not pay dividends as compared to seven in 2000 and are therefore considered non-income producing.

Interest income for 2001 was $3,023,735 as compared to $980,206 for 2000. During 2001 interest income reported from debenture investments was $1,741,227 as compared to $362,004 for 2000. Also during 2001, other interest income received from money market fund investments was $1,221,431 as compared to $529,158 in 2000. Interest on mortgage loans for 2001 was approximately $61,000 as compared to $6,000 for 2000. Also during 2000 $83,000 of interest was received related to an intangible tax refund.

Other income for 2000 includes income of $87,000 attributable to assets held in the deferred compensation plan and miscellaneous income of $20,000. Also during 2000, $171,265 was received from the North Carolina Department of Revenue for prior years intangible tax refund.

General and administrative expense increased in 2001 to $99,336 as compared to $98,910 during 2000. For both years personnel costs were a large component of the category and totaled approximately $49,958 in 2001 as compared to $48,635 in 2000.

Professional fees increased in 2001 to $175,064 as additional fees were paid to attorneys for various services.

Other expenses increased in 2001 to $338,377 as compared to $141,247 during 2000. Other expenses include registrar and transfer agent fees, printing fees, and the expense offset to the assets held in the deferred compensation plan. The Company recorded $292,500 of expenses related to the exercising of stock options by directors during the year, which was offset by other miscellaneous decreases.

Realized gain on sale of real estate, net of income tax, was $1,223,129 during 2001 as compared to $395,664 during 2000. During 2001 the Company had sold thirty (30) acres in Union County contiguous to Providence Country Club. During 2000 the sale of 5 acres in the Park Crossing community and the sale of the remaining lots and outparcels of the joint venture contributed to the gain. Also during 2000 the remaining lot was sold in the Providence Country Club community.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The two major components of the Company's source of liquidity are investments in other companies and cash (including short term investments).

INVESTMENTS IN OTHER COMPANIES

While investments in other companies consist mainly of marketable securities, they are considered mid to long term investments and are generally not a source of current liquidity.

REAL ESTATE

It is our present policy not to make additional real estate investments.

CASH, INCLUDING SHORT TERM INVESTMENTS

At December 31, 2001, the Company held net cash and short term investments of $19,102,885, which are highly liquid and accordingly are the Company's best sources of liquidity.

COMMITMENTS FOR CAPITAL EXPENDITURES

While the Company has no contractual commitments to purchase additional equity securities, the Company may from time-to-time make significant expenditures for this purpose.

The Company's stock repurchase program has been in effect since 1980. Although it has no contractual obligation to repurchase its shares, the Company currently intends to repurchase shares subject to availability and price.

SUMMARY

In its sixth year as an investment company, the Company continued its transition away from real estate assets.

During 2001 the net increase in net assets resulting from operations was $6,356,294 as compared to an increase of $21,109,084 for 2000. At December 31, 2001 net assets per share are $101.05. This is an increase of $5.57 per share from the December 31, 2000 net assets per share of $95.48.

--------------------------------------------------------------------------------
Management's Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to having only two employees, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 2001, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent certified public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent certified public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been audited by KPMG LLP, independent certified public accountants, in accordance with auditing standards generally accepted in the United States of America. Their audit includes consideration of the Company's system of internal accounting controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird
President

Independent Auditors' Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of First Carolina Investors, Inc. and subsidiaries, including the schedule of investments, as of December 31, 2001 and 2000 and the related consolidated statements of operations, consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 and 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. and subsidiaries as of December 31, 2001 and 2000 and the results of their operations and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/ KPMG LLP
Charlotte, North Carolina
February 8, 2002

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
               Consolidated Statements of Assets and Liabilities
                           December 31, 2001 and 2000

                                                            2001          2000
                                                        ------------   -----------
Assets
Investments in securities, at value (note 2) (cost of
   $48,823,132 in 2001 and $30,472,041 in 2000)         $ 88,108,095    98,792,975
Short term money market investments                       19,102,885    23,506,015
Mortgage loans, secured by real estate (note 3)               49,361        51,522
Real estate (note 4)                                              --     2,000,000
Accrued dividend and interest receivable                     439,225       262,244
Other assets (note 5)                                      2,765,341     2,900,184
                                                        ------------   -----------
      Total assets                                       110,464,907   127,512,940
                                                        ------------   -----------

Liabilities
Accounts payable and accrued liabilities (note 6)          3,140,714     3,528,686
Federal and state income taxes payable                       175,001     7,450,762
Deferred income taxes payable (note 7)                    13,568,130    25,377,081
                                                        ------------   -----------
      Total liabilities                                   16,883,845    36,356,529
                                                        ------------   -----------

Net Assets                                              $ 93,581,062    91,156,411
                                                        ============   ===========
Analysis of Net Assets:
      Net capital paid in on shares of capital stock      11,886,594    12,993,970
      Undistributed net investment income and realized
         gains                                            56,921,629    36,013,105
      Net unrealized appreciation of investments          24,772,839    42,149,336
                                                        ------------   -----------
Net Assets                                              $ 93,581,062    91,156,411
                                                        ============   ===========
Net assets per share (3,500,000 no par value common
   shares authorized, 935,001 and 975,309 shares
   issued, 926,101 and 954,709 shares outstanding, in
   2001 and 2000, respectively (note 9)                 $     101.05         95.48
                                                        ============   ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                     Consolidated Statements of Operations
                 For the years ended December 31, 2001 and 2000

                                                           2001           2000
                                                       ------------    ----------
INCOME
Dividends                                              $  1,185,134     2,601,931
Interest                                                  3,023,735       980,206
Other                                                            --       278,555
                                                       ------------    ----------
Total income                                              4,208,869     3,860,692
                                                       ------------    ----------
EXPENSES
General and administrative                                   99,336        98,910
Director fees and expenses                                   73,303        70,485
Professional fees                                           175,064       132,091
State and local taxes                                        99,000        99,000
Other                                                       338,377       141,247
                                                       ------------    ----------
Total expenses                                              785,080       541,733
                                                       ------------    ----------
Earnings before income taxes and realized and
   unrealized appreciation on investments                 3,423,789     3,318,959
Provision for income taxes (Note 7)                      (1,078,929)     (928,662)
                                                       ------------    ----------
Investment income, net                                    2,344,860     2,390,297
Gain on sale of real estate, net of current income
   tax expense of $798,071 in 2001 and $258,164 in
   2000                                                   1,223,129       395,664
Equity in earnings of joint venture, net of current
   income tax expense of $132,174 in 2000                        --       202,571
Gain realized on investments in other companies,
   net of current income tax expense of $14,020,000
   in 2001 and $7,282,000 in 2000                        21,538,618    11,161,181
Change in unrealized (depreciation) appreciation of
   investments for the period, net of deferred
   taxes (benefit) expense of $(11,535,951) in 2001
   and $4,447,611 in 2000                               (18,750,313)    6,959,371
                                                       ------------    ----------
Net increase in net assets resulting from
   operations                                          $  6,356,294    21,109,084
                                                       ============    ==========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                Consolidated Statements of Changes in Net Assets
                 For the years ended December 31, 2001 and 2000

                                                                  2001               2000
                                                              ------------        -----------
Increase in net assets from operations
     Investment income, net                                   $  2,344,860        $ 2,390,297
     Realized gain on real estate, net                           1,223,129            395,664
     Equity in earnings of joint venture                                --            202,571
     Realized gain on investments, net                          21,538,618         11,161,181
     Change in unrealized appreciation, net                    (18,750,313)         6,959,371
                                                              ------------        -----------
          Net increase in net assets resulting from
            operations                                           6,356,294         21,109,084
Distributions to shareholders of $2.00 per share in 2001 and
  $1.75 per share in 2000 from investment income, net           (1,840,993)        (1,629,008)
Capital Share Transactions (Note 8 and 10)                      (2,090,650)        (1,317,026)
                                                              ------------        -----------
          Total increase                                         2,424,651         18,163,050
Net assets
          Beginning of year                                     91,156,411         72,993,361
                                                              ------------        -----------
          End of year                                         $ 93,581,062        $91,156,411
                                                              ============        ===========

See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
                            SCHEDULE OF INVESTMENTS
                           December 31, 2001 and 2000

                                                                         2001                      2000
                                                               ------------------------   -----------------------
                                                               Principal                  Principal
                                                                 Amount                    Amount
                                                               or Shares    Fair Value    or Shares   Fair Value
                                                               ----------   -----------   ---------   -----------
          Common and Preferred Stocks - 72.7% in 2001 and
            95.1% in 2000
          Financial Services
            71.8% in 2001 and 78.0% in 2000
**, +     Coast Bank of Florida PFD                               100,000   $ 1,100,000          --   $        --
**        Evans Bancorp, Inc.                                      17,700       336,096          --            --
          M & T Bank Corporation                                  500,000    36,425,000   1,000,000    68,000,000
          Merchants Group, Inc.                                   135,000     3,098,250     135,000     2,362,500
          Three Rivers Bancorp, Inc.                              400,216     5,002,700     351,700     2,901,525
          Manufacturing
            15.2% in 2001 and 12.2% in 2000
**        Allied Healthcare Products, Inc.                        850,000     3,145,000     850,000     2,496,875
**        Amcast Industrial Corporation                         1,087,900     5,852,902          --            --
          Exolon-ESK Company                                           --            --      64,700       533,775
          Marine Transport Corporation                                 --            --     571,580     3,911,893
**        Sun-Rype Products Ltd.                                  177,200       717,483          --            --
***       Todd Shipyards Corporation                                   --            --     700,000     4,550,000
          Services
            7.3% in 2001 and 4.7% in 2000
**        Barrister Global Services Network, Inc.                 159,810        68,718     159,810        69,917
          Ecology & Environment, Inc.                             425,000     3,850,500     425,000     2,443,750
**, +     High Falls Brewery Company, LLC                         185,000       740,000     185,000       740,000
          Imperial Parking Corporation                                 --            --      62,500     1,125,000
          Diversified
            5.7% in 2001 and 5.1% in 2000
          CPAC, Inc.                                              113,771       840,768      47,600       291,550
**        Denison Mines Ltd.                                    4,240,500       373,164          --            --
          First Union Real Estate                                      --            --   1,296,400     3,322,025
          First Union Real Estate PFD Conv Ser A                  134,000     2,479,000      44,400       876,900
          Kaneb Services, Inc. Preferred                               --            --      37,100       345,494
                                                                            -----------               -----------
          Total Common and Preferred Stocks (cost of
            $26,758,184 in 2001 and $25,654,366 in 2000)                     64,029,581                93,971,204
                                                                            -----------               -----------

          Debentures - 27.3% in 2001 and 4.9% in 2000
          Excel Legacy Corporation 10% due 2004                   668,000       267,200     668,000       556,110
          First Union Real Estate Equity & Mortgage
            Investments 8.87% due 2003                            100,000        96,000     100,000        93,500
+         High Falls Brewery Company, LLC 12% due 2008          1,110,000     1,110,000   1,110,000     1,110,000
+ *       Loewen Group Intl Inc 7.5% due 2001                  10,000,000     7,000,000          --            --
          Malan Realty Investments, Inc. 9.5% due 2004          2,000,000     1,800,000          --            --
          Moran Energy, Inc. 8.75% due 2008                        95,000        84,194      95,000        89,300
          Rose Hills Company 9.5% due 2004                      8,885,000     8,440,750          --            --
          Sizeler Property Investors, Inc. 8% due 2003          3,442,000     3,390,370   3,317,000     2,972,861
          Finova Group, Inc. 7.5% due 2009                      4,500,000     1,890,000          --            --
                                                                            -----------               -----------
          Total Debentures (cost of $22,064,948 in 2001 and
            $4,817,675 in 2000)                                              24,078,514                 4,821,771
                                                                            -----------               -----------
          Total - 100% (cost of $48,823,132 in 2001 and
            $30,472,041 in 2000)                                            $88,108,095               $98,792,975
                                                                            ===========               ===========
*         In default as of December 31, 2001.
+         Fair Value determined by Board of Directors. The fair value of investments determined by the Board of Directors totaled $9,950,000 in 2001 and $1,850,000 in 2000.
**        Non-Income Producing Securities.
***       Director is Chairman.

See accompanying notes to consolidated financial statements.

FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

       (a)   Organization

           First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

       (b)   Principles of consolidation and financial statement presentation

           The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

       (c)   Investments in Securities

           The Company records security transactions based on the trade date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are unavailable are valued at fair value as determined in good faith by the Company's Board of Directors. In determining fair value, the Board of Directors may consider, if available, financial statements such as balance sheets and statements of operations; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant. Realized gains and losses are determined based on the average cost of the securities sold.

           Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. Discounts and premiums on debentures are amortized to cost over the life of the debentures at the effective rate of interest.

       (d)   Real estate

           The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include estimated net cash flows and utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

       (e)   Income taxes

           The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts for deferred income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

           Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in securities and investment in joint venture in the accompanying Consolidated Statement of Assets and Liabilities.

       (f)   Distributions to Shareholders

           Dividends payable to shareholders are recorded on the declaration date.

       (g)   Management's use of estimates

           The preparation of financial statements in conformity with generally accepted account principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results may differ from these estimates.

       (i)   Reclassification

           Certain amounts on the 2000 consolidated statement of operations have been reclassified to conform to the 2001 presentation.

(2)   INVESTMENTS IN SECURITIES

The Company's investments in common stocks and debentures, which are stated at market value, are as follows:

                                                                            December 31, 2001
                                        -----------------------------------------------------------------------------------------
                                         Principal                                 Gross        Gross
                                         Amount or    Fair Value                 Unrealized   Unrealized
                                          Number      as a % of                   Holding      Holding        Fair      Dividend
                                         of shares    Net Assets      Cost         Gains        Losses       Value       Income
                                        -----------   ----------   -----------   ----------   ----------   ----------   ---------
 Common and Preferred Stocks
---------------------------
*Coast Bank of Florida                      100,000       1.2      $ 1,100,000            0           --    1,100,000          --
 Evans Bancorp, Inc.                         17,700       0.4          316,905       19,191           --      336,096          --
 M & T Bank Corporation                     500,000      38.9          795,080   35,629,920           --   36,425,000     550,000
 Merchants Group, Inc.                      135,000       3.3        2,051,021    1,047,229           --    3,098,250      54,000
 Three Rivers Bancorp, Inc.                 400,216       5.4        3,165,159    1,837,541           --    5,002,700     174,434
*Allied Healthcare Products, Inc.           850,000       3.4        2,391,625      753,375           --    3,145,000          --
*Amcast Industrial Corporation            1,087,900       6.3        9,532,474           --   (3,679,572)   5,852,902          --
 Sun-Rype Products Ltd.                     177,200       0.8          616,969      100,514           --      717,483          --
 Barrister Global Services Network,
 Inc.                                       159,810       0.1           91,092           --      (22,374)      68,718          --
*Ecology & Environment, Inc.                425,000       4.1        2,257,813    1,592,687           --    3,850,500     136,000
*High Falls Brewery Company, LLC            185,000       0.8          488,852      251,148           --      740,000          --
 CPAC, Inc.                                 113,771       0.9          701,554      139,214           --      840,768      27,070
 Denison Mines, Ltd.                      4,240,500       0.4          457,111           --      (83,947)     373,164          --
 First Union Real Estate Equity &
 Mortgage Investments PFD Ser A             134,000       2.7        2,792,530           --     (313,530)   2,479,000     233,362
 Cameco Corporation                              --        --               --           --           --           --       8,000
 Hardinge, Inc.                                  --        --               --           --           --           --       2,268
 Debentures
---------
 Excel Legacy Corporation 10% due 2004  $   668,000       0.3          566,616           --     (299,416)     267,200          --
 First Union Real Estate Equity &
 Mortgage Investments 8.875% due 2003   $   100,000       0.1           95,402          598           --       96,000          --
 High Falls Brewing Company, LLC 12%
 due 2008                               $ 1,110,000       1.2        1,110,000           --           --    1,110,000          --
 Loewen Group Intl, Inc. 7.5% due 2001  $10,000,000       7.5        6,400,000      600,000           --    7,000,000
 Malan Realty Investments, Inc. 9.5%
 due 2004                               $ 2,000,000       1.9        1,809,463           --       (9,463)   1,800,000
 Moran Energy, Inc. 8.75% due 2008      $    95,000       0.1           86,426           --       (2,232)      84,194          --
 Rose Hills Company 9.5% due 2004       $ 8,885,000       9.0        7,010,245    1,430,505           --    8,440,750          --
 Sizeler Property Investors, Inc. 8%
 due 2003                               $ 3,442,000       3.6        3,259,084      131,286           --    3,390,370          --
 Finova Group, Inc. 7.5% due 2009       $ 4,500,000       2.0        1,727,711      162,289           --    1,890,000          --
                                                                   -----------   ----------   ----------   ----------   ---------
                                                                   $48,823,132   43,695,497   (4,410,534)  88,108,095   1,185,134
                                                                   ===========   ==========   ==========   ==========   =========

                                                                            December 31, 2000
                                        -----------------------------------------------------------------------------------------
                                         Principal                                 Gross        Gross
                                         Amount or    Fair Value                 Unrealized   Unrealized
                                          Number      as a % of                   Holding      Holding        Fair      Dividend
                                         of shares    Net Assets      Cost         Gains        Losses       Value       Income
                                        -----------   ----------   -----------   ----------   ----------   ----------   ---------
 Common and Preferred Stocks
---------------------------
 M & T Bank Corporation                   1,000,000      75.6      $ 1,590,080   66,409,920           --   68,000,000     723,750
*Merchants Group, Inc.                      135,000       2.6        2,051,021      311,479           --    2,362,500      54,000
*Three Rivers Bancorp, Inc.                 351,700       3.2        2,597,206      304,319           --    2,901,525      35,911
*Allied Healthcare Products, Inc.           850,000       2.8        2,391,625      105,250           --    2,496,875          --
*Exolon-ESK Company                          64,700       0.6        1,477,419           --     (943,644)     533,775          --
*Marine Transport Corporation               571,580       4.3        1,348,234    2,563,659           --    3,911,893          --
*Todd Shipyards Corporation                 700,000       5.1        2,931,250    1,618,750           --    4,550,000          --
*Barrister Global Services Network,
 Inc.                                       159,810       0.1           91,092           --      (21,175)      69,917          --
*Ecology & Environment, Inc.                425,000       2.7        2,257,813      185,937           --    2,443,750     136,000
*High Falls Brewery Company, LLC            185,000       0.8          740,000           --           --      740,000          --
 Imperial Parking Corporation                62,500       1.3        1,210,937           --      (85,937)   1,125,000   1,210,938
 CPAC, Inc.                                  47,600       0.3          286,781        4,769           --      291,550          --
 First Union Real Estate Equity &
 Mortgage Investments                     1,296,400       3.7        5,412,757           --   (2,090,732)   3,322,025     379,750
 First Union Real Estate Equity &
 Mortgage Investments, PFD Ser A             44,400       1.0          908,668           --      (31,768)     876,900      55,545
 Kaneb Services, Inc.                        37,100       0.4          359,483           --      (13,989)     345,494       6,037
 Debentures
---------
 Excel Legacy Corporation 10% due 2004  $   668,000       0.6          506,360       49,750           --      556,110          --
 First Union Real Estate Equity &
 Mortgage Investments 8.875% due 2003   $   100,000       0.1           90,978        2,522           --       93,500          --
 High Falls Brewing Company, LLC 12%
 due 2008                               $ 1,110,000       1.2        1,110,000           --           --    1,110,000          --
 Moran Energy, Inc. 8.75% due 2008      $    95,000       0.1           84,600        4,700           --       89,300          --
 Sizeler Property Investors, Inc. 8%
 due 2003                               $ 3,317,000       3.3        3,025,737           --      (52,876)   2,972,861          --
                                                                   -----------   ----------   ----------   ----------   ---------
                                                                   $30,472,041   71,561,055   (3,240,121)  98,792,975   2,601,931
                                                                   ===========   ==========   ==========   ==========   =========

---------------

* Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Cost of purchases and proceeds from sales of investment securities were $36,123,207 and $53,684,737 during 2001 and $11,722,511 and $10,974,879 during
2000. The net gain on sale of investments in other companies was $21,538,618 and $11,161,181 for 2001 and 2000, respectively. Net gains are computed using the average cost method. During 2001, $10,268 of dividend income on securities sold was received.

The U.S. federal income tax basis of the Company's investments at December 31, 2001, was $50,839,943, and net unrealized appreciation for U.S. federal income tax purposes was $37,340,779 (gross unrealized appreciation $39,759,024; gross unrealized depreciation $2,418,245.) The difference between tax basis and the book basis of undistributed income is primarily due to computing gains and losses on investments using the specific identification method for tax and average cost for book purposes.

(3)   MORTGAGE LOANS

The Company's investments in mortgage loans as of December 31, 2001 and 2000 are summarized as follows:

                                                                     2001           2000
                                                                    -------        -------
Permanent loans on condominiums                                     $49,361        $51,522
                                                                    =======        =======

(4)   REAL ESTATE

The estimated fair value of real estate owned at December 31, 2001 and 2000 are summarized as follows:

                                                           2001                      2000
                                                  ----------------------    ----------------------
                                                                 Fair                      Fair
                 Description                      Quantity      Value       Quantity      Value
                 -----------                      --------    ----------    --------    ----------
Land held for investment:
     Union County                                             $       --    30 acres    $2,000,000
                                                              ----------                ----------
          Total real estate, net                              $       --                $2,000,000
                                                              ==========                ==========

(5)   OTHER ASSETS

The components of other assets at December 31, 2001 and 2000 are as follows:

                                                                 2001                      2000
                                                              ----------                ----------
Deferred compensation, funded (note 6)                        $2,751,305                $2,889,677
Miscellaneous                                                     14,036                    10,507
                                                              ----------                ----------
                                                              $2,765,341                $2,900,184
                                                              ==========                ==========

The deferred compensation includes amounts owed to affiliate persons pursuant to a deferred compensation plan. The deferred compensation has accrued over seventeen years. Contributions are no longer being made to the plan.

(6)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The components of accounts payable and accrued liabilities at December 31, 2001 and 2000 are as follows:

                                                                 2001                      2000
                                                              ----------                ----------
Overdrafts                                                    $    9,800                $   38,736
Trade accounts payable                                            10,415                    10,415
Deferred compensation (note 5)                                 2,751,305                 2,889,677
Miscellaneous accruals and payables                              369,194                   589,858
                                                              ----------                ----------
                                                              $3,140,714                $3,528,686
                                                              ==========                ==========

(7)   INCOME TAXES

Total income tax expense (benefit) for the years ended December 31, 2001 and 2000 are allocated as follows:

                                                   2001                            2000
                                       -----------------------------   ----------------------------
                                       Earnings (loss)                 Earnings (loss)
                                           before                          before
                                         Income Tax      Income Tax      Income Tax      Income Tax
                                       ---------------   -----------   ---------------   ----------
Investment income                       $  3,423,789       1,078,929      3,318,959         928,662
Realized gain on real estate               2,021,200         798,071        653,828         258,164
Equity in earnings of joint venture               --              --        334,745         132,174
Gains realized on investments in
  other companies                         35,558,618      14,020,000     18,443,181       7,282,000
Change in unrealized appreciation of
  investments                            (30,286,264)    (11,535,951)    11,406,982       4,447,611
                                        ------------     -----------     ----------      ----------
                                        $ 10,717,343       4,361,049     34,157,695      13,048,611
                                        ============     ===========     ==========      ==========

The components of Federal and state income tax expense (benefit) from continuing operations are summarized as follows:

                                                                2001                       2000
                                                             -----------                ----------
Current:
     Federal                                                 $13,459,607                 6,972,644
     State                                                     2,710,393                 1,517,356
                                                             -----------                ----------
                                                              16,170,000                 8,490,000
Deferred:
     Federal                                                  (9,838,055)                3,718,957
     State                                                    (1,970,896)                  839,654
                                                             -----------                ----------
                                                             (11,808,951)                4,558,611
                                                             -----------                ----------
                                                             $ 4,361,049                13,048,611
                                                             ===========                ==========

Income tax expense for the years presented was different than the amounts computed by applying the statutory Federal income tax rate to earnings before income taxes. The sources of these differences and the tax effects of each are as follows:

                                                        2001         %         2000         %
                                                     ----------    -----    ----------    -----
Income tax expense at Federal rate                   $3,751,070    35.0%    11,955,395    35.0%
State income tax net of Federal tax benefit             480,673     4.5%     1,531,998     4.5%
Dividend exclusion                                     (242,135)   (2.3%)     (338,842)   (1.0%)
Other, net                                              371,441     3.5%       (99,940)   (0.3%)
                                                     ----------    -----    ----------    -----
     Provision for income taxes                      $4,361,049    40.7%    13,048,611    38.2%
                                                     ==========    =====    ==========    =====

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and 2000 are presented below:

                                                                    2001            2000
                                                                ------------    ------------
Deferred tax assets:
Deferred compensation liability                                 $  1,089,890       1,144,526
Other                                                                     --           4,294
State net operating loss carryforwards                                 7,000           7,000
                                                                ------------    ------------
Total gross deferred tax assets                                    1,096,890       1,155,820
Less valuation allowance                                              (7,000)         (7,000)
                                                                ------------    ------------
Net deferred tax assets                                            1,089,890       1,148,820
                                                                ------------    ------------
Deferred tax liabilities:
Real estate investments, principally due to unrealized gains              --        (493,678)
Investments in securities, principally due to unrealized
  gains on securities                                            (14,655,423)    (26,032,223)
Other                                                                 (2,597)             --
                                                                ------------    ------------
Total gross deferred tax liabilities                            $(14,858,020)    (26,525,901)
                                                                ------------    ------------
Net deferred tax liability                                      $(13,568,130)    (25,377,081)
                                                                ============    ============

The valuation allowance of $7,000 at December 31, 2001 and 2000 primarily relates to state net operating loss carry forwards. It is management's belief that the realization of the net deferred tax asset is more likely than not based upon the Company's history of taxable income and estimated future income.

Federal and state income tax returns of the Company for 1998 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(8)   STOCK OPTION PLAN

During 1987 options for 45,000 shares of common stock were awarded to two officers of the Company. Both individuals are no longer officers but are directors of the Company. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. During October 2001, the options were exercised at an exercise price of $12.75 and market price of $80.50. The Company issued 19,339 net shares of common stock in connection with the exercise, as 7,127 shares were withheld in the form of the exercise price and 18,534 shares were withheld in exchange for the Company remitting $1,536,247 of withholding tax on behalf of the directors to the tax authority. Accordingly, a total of $1,536,247 was recorded as a purchase of treasury stock for the shares withheld for the tax withholding.

(9)   NET ASSETS PER SHARE

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 926,101 at December 31, 2001 and 954,709 on December 31, 2000. The computation reflects the outstanding stock options exercised and the proceeds used to purchase common stock.

(10)  SHARE REPURCHASE PROGRAM

During 2001 and 2000, the Company repurchased 10,700 and 20,600 shares at an average cost of $79.15 and $63.94 per share, which was an average discount of 20.74% and 19.75% to average net asset value. At December 31, 2001 the Company has repurchased 599,780 shares as treasury shares at a cost of $18,985,874. At December 31, 2001, 590,880 treasury shares were cancelled and retired. At the December 10, 2001 Board of Directors meeting, the directors authorized the continuation of the share repurchase program.

(11)  DISTRIBUTIONS TO SHAREHOLDERS

Four dividends totaling $2.00 per share were declared during the twelve months ended December 31, 2001 and 2000, respectively. The dividends are taxable to stockholders as ordinary income.

At a meeting held on June 19, 2000, the Company's directors adopted a dividend policy to reflect the Company's intention to distribute to shareholders as dividends all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company's case, the sources of such income are primarily dividends and interest received on its portfolio investments. The Company intends to continue payment of quarterly dividends and, in addition, to include in the fourth quarter dividend an adjusting dividend if necessary to effect a distribution of all undistributed personal holding company income and avoid special taxes imposed by the Internal Revenue Code on the undistributed personal holding company income.

(12)  COMMITMENTS AND CONTINGENCIES

The Company has no further outstanding capital commitments in connection with real estate.

From time to time the Company has been involved in various legal actions arising in the ordinary course of business, however, at December 31, 2001 no legal actions were outstanding.

(13)  RELATED PARTY TRANSACTIONS

Each Director receives fees of $2,500 per directors' meeting attended and $1,000 per audit committee meeting attended. The Chairman also receives a $1,500 monthly salary and contribution to the SEP plan in the amount of $2,700. For the twelve months ended December 31, 2001 and 2000 directors' fees totaled $66,000.

An incentive payment was made to two Directors, who were former officers, (as per the 1993 Compensation Plan) during the twelve months ended December 31, 2001 amounted to $259,145. This total is netted against gain on sale of real estate in the Consolidated Statement of Operations.

The Company paid brokerage fees of $157,293 and $117,121 for the twelve months ended December 31, 2001 and 2000, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is a registered person. Trubee, Collins & Co., Inc. received $10,834 and $32,115 during the twelve months ended December 31, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended December 31
--------------------------------------------------------------------------------

                                                        2001          2000          1999          1998          1997
                                                     ----------    ----------    ----------    ----------    ----------
FINANCIAL HIGHLIGHTS*
Investment income                                    $     4.45    $     4.02    $     2.19    $     1.90    $     1.54
  Expenses (including income taxes)                       (1.97)        (1.53)        (1.71)        (1.63)        (2.60)
                                                     ----------    ----------    ----------    ----------    ----------
  Investment income - net                                  2.48          2.49          0.48          0.27         (1.06)
  Net realized and unrealized gain (loss) on
    securities                                             4.24         19.49         (4.51)         4.93         23.80
                                                     ----------    ----------    ----------    ----------    ----------
  Total from investment operations                         6.72         21.98         (4.03)         5.20         22.74
  Distributions from investment income - net              (2.00)        (1.75)        (0.96)        (0.98)        (0.97)
Capital share transactions                                (0.85)         0.33          0.32          0.30          0.06
                                                     ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                 5.57         20.56         (4.67)         4.52         21.83
Net asset value:
  Beginning of year                                       95.48         74.92         79.59         75.07         53.24
                                                     ----------    ----------    ----------    ----------    ----------
  End of year                                        $   101.05    $    95.48    $    74.92    $    79.59    $    75.07
                                                     ==========    ==========    ==========    ==========    ==========
Market value end of year                             $    82.10    $    74.00    $    63.50    $    70.00    $    60.00
Total Net Assets                                     93,581,062    91,156,411    72,993,361    80,795,319    80,750,089
RATIOS
Ratio of expenses to average net assets                    0.83%         0.71%         2.13%         1.07%         4.23%
Ratio of investment income - net to average net
  assets                                                   2.48%         3.12%         4.24%         2.34%         8.77%
Portfolio turnover                                        42.83%        12.36%         3.29%         8.31%         2.55%
Total return based on market price                        13.74%        16.38%        (5.09)%       18.42%        42.37%
AVERAGE SHARES OUTSTANDING                              945,592       960,200       997,549     1,056,454     1,083,696

* Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

--------------------------------------------------------------------------------
Computation of Net Asset Value per Share
Basic and Diluted
For the Year Ended December 31, 2001 and 2000
--------------------------------------------------------------------------------

                                                               2001                     2000
                                                            -----------              -----------
BASIC
Net Asset                                                   $93,581,062              $91,156,411
                                                            ===========              ===========
Shares Outstanding                                              926,101                  917,462
                                                            ===========              ===========
Net Asset Value per Share                                   $    101.05              $     99.36
                                                            ===========              ===========
DILUTED*
Options                                                                                   45,000
Exercise Price                                                             $12.75
Market Price                                                                74.00         (7,753)
                                                                                     -----------
Additional Shares Attributable to Stock
  Options                                                                                 37,247
Shares Outstanding                                                                       917,462
                                                                                     -----------
                                                                                         954,709
                                                                                     ===========
Net Asset Value per Share                                                            $     95.48
                                                                                     ===========

* No options outstanding at December 31, 2001.

First Carolina Investors, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Brent D. Baird*
 Private Investor

Bruce C. Baird
 President
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson*+
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
 President
 Buffalo Technologies Corporation

James E. Traynor+
 President
 Clear Springs Development Co., LLC

H. Thomas Webb III*
 Senior Vice-President
 Crescent Resources, Inc.

*Member of Executive Committee
+Member of the Audit Committee

OFFICERS:

Brent D. Baird
 Chairman
 President

Bruce C. Baird
 Vice President, Secretary & Treasurer

Cynthia Raby
 Assistant Secretary

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
17 Battery Place
New York, NY 10004

AUDITORS
KPMG LLP
401 South Tryon Street
Charlotte, NC 28202